                             REPORT TO SHAREHOLDERS

Dear Valued Shareholder,

I am pleased to present you with the White Oak Growth Stock Fund and Pin Oak Aggressive Stock Fund annual report for the fiscal year ended October 31, 1997. Enclosed you will find information on the holdings of each of the portfolios, along with Management's Discussion and Analysis, Financial Highlights and the Statement of Changes in Net Assets.

The past year has been a very successful time for our portfolios. Our style of concentrated investing, low portfolio turnover, and low fund expense ratios, along with strong performance returns, have led to favorable press coverage in financial publications such as Money, Kiplinger's, Individual Investor, and Barron's.

Although we consider ourselves investment professionals first and foremost, we continue to look for service enhancements that will make investing an easy and convenient experience for you. We have a new, dedicated toll-free number at 1-888-4OAK-FUND (888-462-5386) which we will soon be expanding to include automated prices and account information, accessible 24 hours a day. Also, please visit our newly launched web site at www.oakassociates.com for performance updates and market commentary. We appreciate any feedback you may have on these two new features or any of our other service areas.

We welcome the many new shareholders in our mutual funds and thank you, along with investors who have joined us over the past five years, for the confidence you have placed in our firm. We will continue to work hard to provide you with the finest investment results and to assist you in achieving your long-term financial goals.

Kindest regards,


/s/ James D. Oelschlager
------------------------
    James D. Oelschlager
    Portfolio Manager

                    MANAGER'S DISCUSSION OF FUND PERFORMANCE
                                OCTOBER 31, 1997

GENERAL ECONOMIC OUTLOOK

It has been another outstanding year for the stock market. In spite of a few rough spots, this year proved to be very positive, surpassing even our own bullish expectations. The Standard & Poor's 500 Index gained 32% for the twelve month period ending October 31st, 1997, the third-straight twelve month period in which both the Dow Jones Industrial Average and the Standard & Poor's 500 Index surged more than twenty-four percent. While the strong economic environment does warrant positive stock market returns, such remarkable, back to back years are highly unusual. We continue to caution our shareholders and clients that such returns should not be expected on a regular basis.

This year, the markets driving forces, earnings and interest rates, continued in the right direction. Interest rates drifted lower and now rest at just slightly above six percent. Corporate earnings were healthy, but perhaps a little more volatile than in years past due to currency-related issues and temporary inventory corrections, particularly within the technology sector.

Looking forward to 1998, we do not foresee anything that will likely alter the long-term downward trend in interest rates, and as long as this remains the case, the markets should do well. In spite of strong employment levels and high operating rates among manufacturing companies, inflation continues to subside with many companies expressing a complete and unprecedented inability to raise prices or pass on cost increases to customers. The global economy has opened new avenues for competition, fueling a healthier, more productive environment. We believe that the United States is once again the economic envy of the world, a remarkable turnaround from the Japan-led eighties.

Clearly the situation in Southeast Asia needs to be monitored. But in many respects, good news for consumers may ensue as these economic difficulties in the rest of the world increase competitive pressures and bring about even lower prices. In most cases, the companies we own manufacture far more products within Southeast Asia than they sell to the region, a factor which may benefit costs more than sales. Surely these economies, Malaysia, Thailand, and China, for instance, represent tremendous growth opportunities for U.S. goods, but they account for a small fraction of overall sales today. If anything, the risk of deflation, rather than inflation, would seem more likely.

With respect to earnings, we wouldn't be surprised to see some slowing this year, but we are not forecasting a major recession. In this type of environment, one of slowing but growing earnings, valuation becomes increasingly important. We are paying particularly close attention to what we pay for new positions in the funds.

Our conclusion remains the same; 1998 should be a good fundamental year, but market performance, at least the likes of the past few years should not be taken for granted. We continue to believe that the health care, technology and financial services sectors offer the average investor the best opportunity for growth and do not anticipate any radical changes to our outlook for those sectors or our investments within them during the coming year. The last few weeks have been rocky, but over the long term, should prove to be nothing more than a minor blip, a small price to pay for a nice return several years down the road.

INVESTMENT PHILOSOPHY

In the current environment of low and declining interest rates, we continue to focus on companies that are able to generate consistently superior earnings growth over a multiple-year time frame. If we can identify strong macroeconomic trends and trace them to industries with long term potential, both trading costs and taxes can be

October 31, 1997
minimized through low portfolio turnover. By paying attention to valuation at the time of purchase, we can hope to maximize potential returns. As has been the case for nearly a decade, health care, technology and financial services remain our favorite industries.

HISTORICAL PERFORMANCE RESULTS

                                                               S&P 500
PERIOD                         WHITE OAK*       PIN OAK*        INDEX
------                         ----------       --------       -------
1 Year                            34.5%           13.9%          32.1%
3 Years                           35.4%           18.8%          27.5%
5 Years                           23.6%           13.6%          19.8%
Inception to date
  Annualized                      23.2%           13.5%          18.7%
  Cumulative                     198.4%           94.6%         145.2%

    All results, unless noted, are annualized periods ending October 31st, 1997. *Inception date: August 3, 1992.

THE WHITE OAK GROWTH STOCK FUND

The White Oak Growth Stock Fund's performance was solid once again in 1997, gaining 34.5% for the twelve months ending October 31, 1997. On an annualized basis since the inception date of August 3, 1992, the fund has risen 23.2% per year compared to an 18.7% annualized gain for the Standard & Poor's 500 Index.

The White Oak Growth Stock Fund has consistently ranked among the top growth funds for the three and five year periods and our successful concentrated investment approach has been the subject of numerous articles in financial magazines. As a result, new shareholders into the fund have increased tremendously. While representing significant growth, we continue to find attractive opportunities for investing the daily fund flows.

Performance during the last twelve months was broad-based, with many names gaining significant ground. Top performers included Bankers Trust and MBNA in banking and financial services, Cisco Systems in networking, Pfizer among drug stocks, Microsoft in software, Linear Technology in semiconductors, Compaq in computer hardware, and Morgan Stanley Dean Witter among securities firms. A few holdings, 3com, First Data, and Parametric, were a drag on the portfolio's performance. In most cases, we are holding onto or adding to these positions since we believe their long term opportunities remain sound.

While valuations in the health care area, particularly pharmaceutical stocks, look a bit on the rich side, many technology and financial issues appear inexpensive given the recent market correction. We are adding to positions on an opportunistic basis as fund flows permit and are selling infrequently, often only when valuations appear excessive. Last year, portfolio turnover was a low 8% and the capital gain distribution, only the second such distribution in the fund's history, should amount to less than seven cents per share.

October 31, 1997

In selecting stocks for the White Oak Growth Stock Fund, we stay focused on large, established companies in attractive growth industries. The companies we select often have a strong global presence and typically generate over fifty percent of revenues and earnings from overseas markets. The fund's twenty-four holdings have a median forward price earnings multiple of 23x and a median market capitalization of $42.5 billion.


    [Printed Version, a Graph Depicts the Following Information]

  Comparison of Changes in the Value of a $25,000 Investment in the White Oak
             Growth Stock Fund, versus the S&P 500 Composite Index


         White Oak Growth Stock Fund        S&P 500 Composite Index
Aug 92           $25,000                             $25,000
Oct 92           $27,055                             $25,381
Oct 93           $28,026                             $29,158
Oct 94           $31,456                             $30,283
Oct 95           $47,835                             $38,281
Oct 96           $58,039                             $47,499
Oct 97           $78,039                             $62,751


                           Total Return(1)
----------------------------------------------------------
               Annualized     Annualized      Annualized
One Year        3 Year          5 Year        Inception
 Return         Return          Return         to Date
----------------------------------------------------------
 34.46%         35.37%          23.60%         23.18%
----------------------------------------------------------

(1) These figures represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.


THE PIN OAK AGGRESSIVE STOCK FUND

The Pin Oak Aggressive Stock Fund gained 13.9% during the twelve-month period ending October 31st, 1997, an improvement over last year's return. Nevertheless, the fund has lagged the performance of its peers and the Standard & Poor's 500 Index since inception. While a 13.5% annualized, inception-to-date return is a healthy absolute number, we recognize that we're not keeping relative pace with our competitors or the various benchmarks. A difficult environment for smaller company stocks and a few poor picks have kept the fund from doing better, something we're working hard to reverse.

Many of the top holdings in the fund performed well, but most were the bigger companies in the fund like Cisco, Compaq and Applied Materials. These larger stocks were purchased when they were considerably smaller entities than they are today and we have not sold them because we view their fundamentals as strong and their future return potential as high. Aspect Telecommunications, Xylan and International Network Services are three issues

MANAGER'S DISCUSSION OF FUND PERFORMANCE (CONCLUDED)
October 31, 1997

whose valuations fell considerably when growth rates proved to be overly optimistic. Nevertheless we continue to hold these stocks, believing that revised growth estimates are both achievable and compelling from a valuation perspective.

In selecting stocks for the fund we focus on small to medium sized companies positioned within emerging growth industries. Companies in this category typically have less than a billion dollars in annual sales. While a few of the Pin Oak Aggressive Stock Fund's top holdings are larger companies also owned by the White Oak Growth Stock Fund, the majority of the names are considerably smaller. For comparison purposes, the fund has a median market capitalization of $4.8 billion and a median forward price earnings ratio of 24x. The Pin Oak Aggressive Stock Fund owns eighteen securities, down from last year due to the mergers of several companies within the portfolio. Turnover for the last twelve months was 17%.


    [Printed Version, a Graph Depicts the Following Information]


 Comparison of Change in the Value of a $25,000 Investment in the Pin Oak
             Aggressive Stock Fund, versus the S&P 500 Composite Index

        Pin Oak Aggressive Stock Fund      S&P 500 Composite Index
Aug 92             $25,000                          $25,000
Oct 92             $27,343                          $25,381
Oct 93             $33,566                          $29,158
Oct 94             $30,854                          $30,283
Oct 95             $46,068                          $38,281
Oct 96             $45,427                          $47,499
Oct 97             $51,755                          $62,751



                           Total Return(1)
----------------------------------------------------------
               Annualized     Annualized      Annualized
One Year        3 Year          5 Year        Inception
 Return         Return          Return         to Date
----------------------------------------------------------
 13.93%         18.82%          13.61%         13.54%
----------------------------------------------------------

(1) These figures represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
October 31, 1997

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Trustees of
Pin Oak Aggressive Stock Fund and
White Oak Growth Stock Fund of
The Advisors' Inner Circle Fund:

We have audited the accompanying statements of net assets of Pin Oak Aggressive Stock Fund and White Oak Growth Stock Fund (the "Funds"), two of the funds constituting The Advisors' Inner Circle Fund, as of October 31, 1997, and the related statements of operations, changes in net assets and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pin Oak Aggressive Stock Fund and White Oak Growth Stock Fund of The Advisors' Inner Circle Fund as of October 31, 1997, the results of their operations, changes in their net assets, and financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Philadelphia, PA
December 3, 1997

STATEMENT OF NET ASSETS                          THE ADVISORS' INNER CIRCLE FUND
October 31, 1997

                                             Market
PIN OAK AGGRESSIVE                           Value
STOCK FUND                      Shares       (000)
----------------------------------------------------
COMMON STOCK (97.7%)
COMPUTER COMMUNICATIONS EQUIPMENT (21.7%)
  3Com*                         60,375      $  2,502
  Cisco Systems*                42,400         3,478
  Xylan*                        55,300           885
                                            --------
                                               6,865
                                            --------
COMPUTER-AIDED DESIGN SOFTWARE (12.1%)
  Parametric Technology*        32,000         1,412
  Synopsys*                     62,029         2,411
                                            --------
                                               3,823
                                            --------
COMPUTERS & SERVICES (4.5%)
  International Network
    Services*                   65,700         1,445
                                            --------
COMPUTERS - HARDWARE (12.0%)
  Compaq Computer*              34,250         2,183
  Sun Microsystems*             47,300         1,620
                                            --------
                                               3,803
                                            --------
INSURANCE (3.2%)
  Mutual Risk Management
    Limited                     39,732         1,031
                                            --------
MANAGED HEALTH CARE SERVICES (7.1%)
  Express Scripts*              40,000         2,255
                                            --------
SEMI-CONDUCTORS/ELECTRONICS (20.0%)
  Atmel*                        53,400         1,382
  Linear Technology             30,500         1,918
  Maxim Integrated Products*    29,700         1,968
  Xilinx*                       30,900         1,054
                                            --------
                                               6,322
                                            --------
SEMI-CONDUCTORS CAPITAL
  EQUIPMENT MANUFACTURING (6.4%)
  Applied Materials*            61,000         2,036
                                            --------
TELECOMMUNICATIONS EQUIPMENT (10.7%)
  Ascend Communications*        48,900         1,320
  Aspect Telecommunications*    75,300         1,807
  West Teleservices*            18,000           257
                                            --------
                                               3,384
                                            --------

                                             Market
PIN OAK AGGRESSIVE               Par         Value
STOCK FUND                      (000)        (000)
----------------------------------------------------
TOTAL COMMON STOCK
  (Cost $20,824)                            $ 30,964
                                            --------

REPURCHASE AGREEMENT (2.4%)
  Lehman Brothers 5.27%, dated
    10/31/97, matures
    11/03/97, repurchase price
    $757,217 (collateralized
    by U.S. Treasury Bond, par
    value $623,983, 8.00%,
    11/15/21: market value:
    $781,411)                      757           757
                                            --------

TOTAL REPURCHASE AGREEMENT
  (Cost $757)                      757           757
                                            --------

TOTAL INVESTMENTS (100.1%)
  (Cost $21,581)                              31,721
                                            --------
OTHER ASSETS AND LIABILITIES, NET
  (-0.1%)                                        (40)
                                            --------

NET ASSETS:
  Portfolio Shares (unlimited
    authorization -- no par value)
    based on 1,628,336 outstanding
    shares of beneficial interest             22,919
  Accumulated net realized loss on
    investments                               (1,378)
  Net unrealized appreciation on
    investments                               10,140
                                            --------

TOTAL NET ASSETS (100.0%)                   $ 31,681
                                            ========

  Net Asset Value, Offering &
    Redemption Price Per Share              $  19.46
                                            ========

* Non-income producing security

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                          THE ADVISORS' INNER CIRCLE FUND
October 31, 1997

                                             Market
WHITE OAK GROWTH                             Value
STOCK FUND                     Shares        (000)
----------------------------------------------------
COMMON STOCK (94.4%)
BANKS (14.2%)
  Banker's Trust New York       66,500      $  7,847
  Citicorp                     134,650        16,839
  MBNA                         339,750         8,940
  NationsBank                  297,200        17,795
                                            --------
                                              51,421
                                            --------
COMPUTER COMMUNICATIONS EQUIPMENT (12.3%)
  3Com*                        387,900        16,074
  Bay Networks*                 91,000         2,878
  Cisco Systems*               313,300        25,700
                                            --------
                                              44,652
                                            --------
COMPUTER-AIDED DESIGN SOFTWARE (4.5%)
  Parametric Technology*       371,100        16,375
                                            --------
COMPUTER HARDWARE (11.7%)
  Compaq Computer              256,500        16,352
  Hewlett Packard              171,800        10,598
  Sun Microsystems*            450,200        15,419
                                            --------
                                              42,369
                                            --------
FINANCIAL SERVICES (1.9%)
  First Data                   235,100         6,833
                                            --------
INSURANCE (4.8%)
  American International
    Group                      170,863        17,439
                                            --------
MEDICAL INSTRUMENTS (4.7%)
  Medtronic                    389,600        16,948
                                            --------
PHARMACEUTICALS (10.1%)
  Merck                        183,100        16,341
  Pfizer                       284,900        20,157
                                            --------
                                              36,498
                                            --------
PREPACKAGED SOFTWARE (5.9%)
  Microsoft*                    18,600         2,418
  Oracle*                      527,750        18,884
                                            --------
                                              21,302
                                            --------
SECURITIES BROKER (4.1%)
  Morgan Stanley, Dean
    Witter, Discover           302,775        14,836
                                            --------
SEMI-CONDUCTOR CAPITAL
  EQUIPMENT MANUFACTURING (4.8%)
  Applied Materials*           527,200        17,595
                                            --------

                               Shares/       Market
WHITE OAK GROWTH                 Par         Value
STOCK FUND                      (000)        (000)
----------------------------------------------------
SEMI-CONDUCTORS/ELECTRONICS (8.2%)
  Intel                        217,200      $ 16,724
  Linear Technology            206,300        12,971
                                            --------
                                              29,695
TELECOMMUNICATIONS EQUIPMENT (7.2%)
  Ascend Communications*       560,133        15,133
  Tellabs*                     200,000        10,800
                                            --------
                                              25,933
                                            --------
TOTAL COMMON STOCK
  (Cost $319,165)                            341,896
                                            --------
REPURCHASE AGREEMENT (6.3%)
  Lehman Brothers
    5.65%, dated 10/31/97,
    matures 11/03/97,
    repurchase price
    $22,994,003
    (collateralized by U.S.
    Treasury Note, par value
    $23,275,000, 5.75%,
    09/30/99: market value:
    $23,443,534)                22,983        22,983
                                            --------
TOTAL REPURCHASE AGREEMENT
  (Cost $22,983)                22,983        22,983
                                            --------
TOTAL INVESTMENTS (100.7%)
  (Cost $342,148)                            364,879
                                            --------
OTHER ASSETS AND LIABILITIES, NET
  (-0.7%)                                     (2,475)
                                            --------
NET ASSETS:
  Portfolio Shares (unlimited
    authorization -- no par value)
    based on 12,371,448 outstanding
    shares of beneficial interest            338,827
  Accumulated net realized gain on
    investments                                  846
  Net unrealized appreciation on
    investments                               22,731
TOTAL NET ASSETS (100.0%)                   $362,404
                                            ========
  Net Asset Value, Offering &
    Redemption Price Per Share              $  29.29
                                            ========

* Non-income producing security

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS                          THE ADVISORS' INNER CIRCLE FUND

                                                                  PIN OAK         WHITE OAK
                                                              AGGRESSIVE STOCK   GROWTH STOCK
                                                                    FUND             FUND
                                                              ----------------   ------------
                                                                  11/01/96         11/01/96
                                                                TO 10/31/97      TO 10/31/97
                                                                   (000)            (000)
---------------------------------------------------------------------------------------------
Investment Income:
  Dividends.................................................       $   14          $ 1,050
  Interest..................................................           58              612
---------------------------------------------------------------------------------------------
    Total Investment Income.................................           72            1,662
---------------------------------------------------------------------------------------------
Expenses:
  Investment Advisory Fees..................................          221            1,172
  Investment Advisory Fee Waiver............................          (73)            (242)
  Administrator Fees........................................           56              275
  Custodian Fees............................................            4                4
  Transfer Agent Fees.......................................           37              160
  Professional Fees.........................................           12               26
  Trustee Fees..............................................            5               12
  Registration Fees.........................................           23              144
  Printing..................................................            8               19
  Insurance and Other Fees..................................            3                4
---------------------------------------------------------------------------------------------
    Total Expenses..........................................          296            1,574
---------------------------------------------------------------------------------------------
      Net Investment Income (Loss)..........................         (224)              88
---------------------------------------------------------------------------------------------
  Net Realized Gain (Loss) on Securities Sold...............          (74)             898
  Net Unrealized Appreciation of Investment Securities......        3,097           15,492
---------------------------------------------------------------------------------------------
    Net Realized and Unrealized Gain on Investments.........        3,023           16,390
---------------------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting From Operations......       $2,799          $16,478
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS               THE ADVISORS' INNER CIRCLE FUND

                                                                     PIN OAK                    WHITE OAK
                                                                AGGRESSIVE STOCK              GROWTH STOCK
                                                                      FUND                        FUND
                                                            -------------------------   -------------------------
                                                             11/01/96      11/01/95      11/01/96      11/01/95
                                                            TO 10/31/97   TO 10/31/96   TO 10/31/97   TO 10/31/96
                                                               (000)         (000)         (000)         (000)
-----------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net Investment Income (Loss)............................    $  (224)     $   (120)     $     88       $    37
  Net Realized Gain (Loss) on Securities Sold.............        (74)         (492)          898           272
  Net Unrealized Appreciation of Investment Securities....      3,097           546        15,492         3,054
-----------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting From
      Operations..........................................      2,799           (66)       16,478         3,363
-----------------------------------------------------------------------------------------------------------------
Distributions to Shareholders:
  Net Investment Income...................................         --            --          (137)          (41)
  Realized Capital Gains..................................         --            --          (108)           --
-----------------------------------------------------------------------------------------------------------------
    Total Distributions...................................         --            --          (245)          (41)
-----------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares Issued...........................................     19,483        11,945       374,802        13,907
  Shares Issued in Lieu of Cash Distributions.............         --            --           238            40
  Shares Redeemed.........................................    (14,339)       (3,793)      (54,978)       (1,655)
-----------------------------------------------------------------------------------------------------------------
    Increase in Net Assets From Capital Share
      Transactions........................................      5,144         8,152       320,062        12,292
-----------------------------------------------------------------------------------------------------------------
         Total Increase in Net Assets.....................      7,943         8,086       336,295        15,614
-----------------------------------------------------------------------------------------------------------------
Net Assets:
    Beginning of Period...................................     23,738        15,652        26,109        10,495
-----------------------------------------------------------------------------------------------------------------
    End of Period.........................................    $31,681      $ 23,738      $362,404       $26,109
-----------------------------------------------------------------------------------------------------------------
Shares Issued and Redeemed:
  Issued..................................................      1,002           707        13,049           697
  Issued in Lieu of Cash Distributions....................         --            --            10             2
  Redeemed................................................       (763)         (220)       (1,881)          (86)
-----------------------------------------------------------------------------------------------------------------
  Net Increase in Share Transactions......................        239           487        11,178           613
-----------------------------------------------------------------------------------------------------------------

Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS                             THE ADVISORS' INNER CIRCLE FUND

For a Share Outstanding Throughout each Period

           Net                   Realized and                                    Net
          Asset        Net        Unrealized    Distributions   Distributions   Asset              Net Assets    Ratio of
          Value     Investment     Gains or       from Net          from        Value                End of     Expenses to
        Beginning     Income     (Losses) on     Investment        Capital      End of   Total       Period       Average
        of Period     (Loss)      Securities       Income           Gains       Period   Return      (000)      Net Assets
        ---------   ----------   ------------   -------------   -------------   ------   ------    ----------   -----------

-----------------------------
PIN OAK AGGRESSIVE STOCK FUND
-----------------------------

1997     $17.08       (0.11)         2.49              --              --       $19.46   13.93 %    $ 31,681      0.99%
1996     $17.32       (0.09)        (0.15)             --              --       $17.08   (1.39)%    $ 23,738      0.96%
1995     $11.60       (0.08)         5.80              --              --       $17.32   49.31 %    $ 15,652      0.98%
1994     $12.62       (0.06)        (0.96)             --              --       $11.60   (8.08)%    $  9,624      0.96%
1993     $10.28       (0.05)         2.39              --              --       $12.62   22.76 %    $  9,079      0.98%
1992(1)  $10.00          --          0.28              --              --       $10.28   11.57 %    $  4,127      1.00%*

---------------------------
WHITE OAK GROWTH STOCK FUND
---------------------------

1997     $21.88        0.03          7.49           (0.04)          (0.07)      $29.29   34.46 %    $362,404      0.98%
1996     $18.08        0.05          3.80           (0.05)             --       $21.88   21.33 %    $ 26,109      0.95%
1995     $11.92        0.04          6.15           (0.03)             --       $18.08   52.07 %    $ 10,495      0.97%
1994     $10.64        0.02          1.28           (0.02)             --       $11.92   12.24 %    $  5,942      0.97%
1993     $10.33        0.05          0.32           (0.06)             --       $10.64    3.59 %    $  5,539      0.97%
1992(1)  $10.00        0.02          0.33           (0.02)             --       $10.33   14.30 %    $  3,195      1.00%*

         Ratio of
           Net         Ratio of        Ratio of Net
          Income      Expenses to      Income (Loss)
          (Loss)      Average Net     to Average Net
            to          Assets            Assets
         Average      (Excluding        (Excluding      Portfolio    Average
           Net        Waivers and       Waivers and     Turnover    Commission
          Assets    Reimbursements)   Reimbursements)     Rate       Rate (2)
         --------   ---------------   ---------------   ---------   ----------

-----------------------------
PIN OAK AGGRESSIVE STOCK FUND
-----------------------------
1997      (0.75)%       1.23%              (0.99)%        17.30%     $0.0560
1996      (0.62)%       1.47%              (1.13)%        31.65%     $0.0617
1995      (0.70)%       1.65%              (1.37)%        49.28%          --
1994      (0.62)%       1.74%              (1.40)%        48.88%          --
1993      (0.48)%       2.07%              (1.57)%        68.32%          --
1992(1)    0.03 %*      4.06%*             (3.03)%*        4.00%          --


---------------------------
WHITE OAK GROWTH STOCK FUND
---------------------------
1997     0.06 %         1.14%              (0.10)%         7.90%     $0.0598
1996     0.23 %         1.50%              (0.32)%         8.07%     $0.0599
1995     0.29 %         2.06%              (0.80)%        22.43%          --
1994     0.19 %         2.24%              (1.08)%        37.42%          --
1993     0.54 %         2.71%              (1.20)%        27.48%          --
1992(1)  0.74 %*        4.78%*             (3.04)%*          --           --

*   Annualized
(1) The Pin Oak Aggressive Stock Fund and the White Oak Growth Stock Fund commenced operations on August 3, 1992.
(2) Average commission rate paid per share for the security purchases and sales made during the period.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS                    THE ADVISORS' INNER CIRCLE FUND
October 31, 1997

1. ORGANIZATION:

THE ADVISORS' INNER CIRCLE FUND (the "Trust") is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company with nine portfolios, three of which have not commenced operations as of October 31, 1997. The financial statements included herein are those of the Pin Oak Aggressive Stock Fund and the White Oak Growth Stock Fund (the "Funds"). The financial statements of the remaining portfolios are presented separately. The assets of each portfolio are segregated, and a shareholder's interest is limited to the portfolio in which shares are held. The Funds' prospectus provides a description of each Fund's investment objectives, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Funds.

     Security Valuation -- Investments in equity securities which are traded on a national exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost, which approximates market value.

     Federal Income Taxes -- It is each Fund's intention to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes are required.

     Security Transactions and Related Income -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold during the respective holding period.

     Net Asset Value Per Share -- The net asset value per share of each Fund is calculated on each business day by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding.

     Expenses -- Expenses that are directly related to one of the Funds are charged to that Fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative daily net assets.

     Distributions to Shareholders -- Distributions from net investment income are declared and paid to Shareholders on a quarterly basis. Any net realized capital gains on sales of securities are distributed to Shareholders at least annually.

     Distributions from net investment income and net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. In accordance with Statement of Position 93-2, the Pin Oak Aggressive Stock Fund reclassed $225,000 from Net

NOTES TO FINANCIAL STATEMENTS (CONTINUED)        THE ADVISORS' INNER CIRCLE FUND
October 31, 1997

     Investment Income to Paid In Capital in the Statement of Net Assets. This reclassification, which has no impact on the net asset value of the Fund is primarily attributable to net operating losses and differences in the computation of distributable income under federal income tax rules versus generally accepted accounting principles.

     Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. TRANSACTIONS WITH AFFILIATES:

Certain officers of the Trust are also officers of SEI Fund Resources (the "Administrator") and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust.

4. ADMINISTRATION, SHAREHOLDER SERVICING AND DISTRIBUTION AGREEMENTS:

The Trust and the Administrator were parties to an Administration Agreement dated November 14, 1991, as amended and restated on May 17, 1994, under which the Administrator provided management and administrative services for an annual fee of .20% of the average daily net assets of each of the Funds. There was a minimum annual fee of $50,000 per Fund.

Effective August 12, 1997, the Trust and the Administrator are parties to an agreement under which the Administrator provides management and administrative services for an annual fee of 0.15% of the average daily net assets of each of the Funds up to $250 million, 0.12% on the next $200 million, 0.10% on the next $200 million, and 0.08% of such assets in excess of $650 million. There is a minimum annual fee of $50,000 per fund.

DST Systems, Inc. (the "Transfer Agent") serves as the transfer agent and dividend distributing agent for the Funds under a transfer agency agreement with the Trust.

The Trust and the Distributor are parties to a Distribution Agreement dated November 14, 1991, as amended and restated on August 8, 1994. The Distributor receives no fees for its distribution services under this agreement.

5. INVESTMENT ADVISORY AND CUSTODIAN AGREEMENTS:

The Trust and Oak Associates, Ltd. (the "Adviser") are parties to an Investment Advisory Agreement dated July 20, 1992 under which the Adviser receives an annual fee equal to .74% of the average daily net assets of each Fund. The Adviser has voluntarily agreed to waive all or a portion of its fees (and to reimburse the Funds' expenses) in order to limit operating expenses to not more than 1.00% of the average daily net assets of each of the Funds. Fee waivers and expense reimbursements are voluntary and may be terminated at any time.

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)        THE ADVISORS' INNER CIRCLE FUND
October 31, 1997

CoreStates Bank, N.A. acts as custodian (the "Custodian") for the Funds. Fees of the Custodian are being paid on the basis of the net assets of the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

6. INVESTMENT TRANSACTIONS:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the year ended October 31, 1997 are as follows:

                           PIN OAK     WHITE OAK
                          AGGRESSIVE     GROWTH
                          STOCK FUND   STOCK FUND
                            (000)        (000)
                          ----------   ----------
Purchases
  Government............    $   --      $     --
  Other.................     9,478       312,761

Sales
  Government............    $   --      $     --
  Other.................     4,946        11,782

At October 31, 1997, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes were not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Funds at October 31, 1997, are as follows:

                           PIN OAK     WHITE OAK
                          AGGRESSIVE     GROWTH
                          STOCK FUND   STOCK FUND
                            (000)        (000)
                          ----------   ----------
Aggregate gross
  unrealized
  appreciation..........   $13,696      $45,617
Aggregate gross
  unrealized
  depreciation..........    (3,556)     (22,886)
                           -------      -------
Net unrealized
  appreciation..........   $10,140      $22,731
                           =======      =======

7. CAPITAL LOSS CARRYFORWARDS:

The capital loss carryforwards at October 31, 1997 for federal income tax purposes are as follows:

Pin Oak Aggressive
  Stock Fund             $    17,985 expiring in 2000
                             288,322 expiring in 2001
                             153,978 expiring in 2002
                             351,788 expiring in 2003
                             492,382 expiring in 2004
                              73,224 expiring in 2005
                          ----------
                          $1,377,679

The capital loss carryforwards will be used to offset future net realized gains, if any, and such gains so offset will not be distributed.

8. SUBSEQUENT EVENTS:

At the Trust's November 10, 1997 board meeting, the Board approved a reorganization of the Funds, out of the Advisor's Inner Circle Fund into the Oak Associates Funds. This transaction is expected to occur in the first quarter of 1998.

                             NOTICE TO SHAREHOLDERS
                                       OF
                        THE ADVISORS' INNER CIRCLE FUND
                                  (UNAUDITED)

For the shareholders that do not have an October 31, 1997 taxable year end, this notice is for information purposes only. For shareholders with an October 31, 1997 taxable year end, please consult your tax adviser as to the pertinene of this notice.

For the fiscal year ended October 31, 1997, the portfolio is designating long term capital gains, qualifying dividends and exempt interest income with regard to distributions paid during the year as follows:

                                                                   (A)             (B)
                                                                LONG TERM       ORDINARY           (C)
                                                              CAPITAL GAIN       INCOME           TOTAL
                                                              DISTRIBUTIONS   DISTRIBUTIONS   DISTRIBUTIONS
                         PORTFOLIO                             (TAX BASIS)     (TAX BASIS)     (TAX BASIS)
                         ---------                            -------------   -------------   -------------
White Oak Growth Stock Fund.................................        44%            56%             100%
Pin Oak Aggressive Stock Fund...............................         0%             0%               0%


                                                                   (D)             (E)             (F)
                                                               QUALIFYING      TAX EXEMPT      FOREIGN TAX
                         PORTFOLIO                            DIVIDENDS(1)      INTEREST         CREDIT
                         ---------                            ------------      --------         ------
White Oak Growth Stock Fund.................................       100%             0%               0%
Pin Oak Aggressive Stock Fund...............................         0%             0%               0%

(1) Qualifying dividends represent dividends which qualify for the corporate divdiends received deduction.
 * Items (A) and (B) are based on a percentage of the portfolio's total distributions.
** Items (D) and (E) are based on a percentage of ordinary income distributions of the portfolio.

The Advisors' Inner Circle Fund
P.O. Box 419009
Kansas City, MO 64141-6009


Portfolios:
Pin Oak Aggressive Stock Fund
White Oak Growth Stock Fund


Investment Advisor:
Oak Associates, Ltd.


Distributor:
SEI Investments Distribution Co.


Administrator:
SEI Fund Resources


Legal Counsel:
Morgan, Lewis & Bockius LLP


Independent Public Accountants:
Arthur Andersen LLP



To open an account, receive account information, make inquiries or request literature:


TOLL-FREE
1-888-4OAK-FUND
(1-888-462-5386)


                                                                   ANNUAL REPORT
                                                                OCTOBER 31, 1997





                               PIN OAK AGGRESSIVE
                                   STOCK FUND


                                WHITE OAK GROWTH
                                   STOCK FUND








                                 Advised by OAK
                                ASSOCIATES, ltd.





OAK-F-020-07000